UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Lumentum Holdings Inc.

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This Schedule 14A filing consists of the following communication relating to the proposed acquisition (the “Acquisition”) of NeoPhotonics Corporation (“NeoPhotonics”) by Lumentum (“Lumentum”), a Delaware corporation and Neptune Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Lumentum (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated November 3, 2021, by and among NeoPhotonics, Lumentum and Merger Sub:

Presentation for Investors of Lumentum and NeoPhotonics relating to the Acquisition

The communication listed above was first used or made available on November 4, 2021.

Lumentum to Acquire NeoPhotonics Accelerating optical network speed and scalability November 4, 2021

Cautionary note regarding forward looking statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change. The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Additional information and where to find it This communication is being made in respect of a proposed business combination involving Lumentum and NeoPhotonics. NeoPhotonics will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, NeoPhotonics will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. NEOPHOTONICS STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. LUMENTUM AND NEOPHOTONICS URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by NeoPhotonics (when they become available) may be obtained free of charge on NeoPhotonics’ website at https://ir.NeoPhotonics.com or by contacting NeoPhotonics’ Investor Relations at ir@neophotonics.com. Participants in the solicitation The directors and executive officers of NeoPhotonics may be deemed to be participants in the solicitation of proxies from the stockholders of NeoPhotonics in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding NeoPhotonics’ directors and executive officers is also included in NeoPhotonics’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. These documents are available free of charge as described in the preceding paragraph.

Call Participants Alan Lowe President & Chief Executive Officer, Lumentum Tim Jenks President, Chief Executive Officer & Chairman, NeoPhotonics Wajid Ali Executive Vice President and Chief Financial Officer, Lumentum Chris Coldren Senior Vice President, Strategy and Corporate Development, Lumentum

+

Combination addresses large and growing markets

LUMENTUM +

Revenue mix:

60% Cloud and Networking
- ROADM and amplification components and modules
- InP photonic integrated circuit components and modules

40% 3D Sensing, LiDAR, and Advanced Manufacturing
- High-performance VCSEL array and edge emitter illuminators
- Commercial lasers for materials processing applications

NeoPhotonics

Revenue mix:

100% Cloud and Networking
- Ultra-pure light external cavity tunable lasers
- Silicon photonic based components and transceivers
- High-speed coherent modules and components
- Passive and PLC components
- GaAs and SiGe RF ICs

CLOUD AND NETWORKING | **3D SENSING AND LIDAR** | **ADVANCED MANUFACTURING**


5G

$20B COMBINED AVAILABLE MARKET

LUMENTUM | NeoPhotonics
© 2021 Lumentum Operations LLC
6

Compelling strategic merits of the combination More than $50 million in annual run-rate cost synergies within 24 months of closing Accelerated innovation with combined R&D and technology capabilities globally Well-positioned to pursue attractive growth opportunities in new markets Comprehensive portfolio for the significant next-gen 400G+ network opportunity Creates better partner for customers with enhanced relevance and global scale

Photonics are at the forefront of many long-term trends New Materials and Precision in Microelectronics Energy Efficiency and Climate Change Concerns Compute and Content Storage and Delivery Increasing Bandwidth Requirements Emergence of AR / VR and Computational Imaging Machine Vision Revolution LiDAR for ADAS & AVs Smart infrastructure Industry 4.0 Entertainment Education Remote work Ease of life Security Needs Cloud Data centers AI Trends in Data Consumption and Mobility 5G wireless Streaming video IOT HDà 4Kà8K Work from home Telehealth Remote learning Electric vehicles Green manufacturing 4Gà5Gànext-gen mobile Flex, glass, PCB LCDà OLED / uLED Biometric security Cashless transactions Secure access control New Materials, Processes, and Precision in Industrial Applications Demographics and Power of Genomics DNA sequencing Pharmaceutical screening Bio detection and analysis Laser cutting and welding Additive manufacturing

Significant next-gen 400G+ opportunity

Transition to higher-speeds and strong port growth enable the staggering 30% CAGR for Internet bandwidth



>75% CAGR
Next-gen 400G+ ports
CY19
CY20
CY21
CY22
CY23
CY24

1. Next generation 400G+ includes integrated coherent components and modules for 400G and higher speed applications
2. Internal estimates and Cignal AI, LightCounting, Omdia

LUMENTUM | NeoPhotonics

© 2021 Lumentum Operations LLC

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Comprehensive portfolio for next-gen 400G+ networks Combination results in an end-to-end portfolio - from edge to core and inside and in between cloud datacenters EML VCSEL DML 100G/200G ACO 400G DCO Nano-ITLA HB-CDM HB-ICR HB-ICT Tunable XFP/SFP+ Drivers and TIAs EDFAs WSS Circuit Packs Transport Solutions 400ZR QSFP-DD DFB For SiPho ROADMs Datacom Lasers RFICs DWDM Access Coherent Components Pluggable Coherent Transceivers Optical Amplifiers Networking Subsystems

Broader combined expertise in underlying technologies Experts in materials and device physics Indium Phosphide (InP) Gallium Arsenide (GaAs) Indium Phosphide Photonic ICs Silica on Silicon LCoS Design Process Know-How Wafer Production Silicon Germanium (SiGe) Silicon Photonic ICs

Technology shared across a range of applications

Combination expands broadly applicable technology platforms


3D Sensing and LiDAR
Telecom and Datacom
Commercial Lasers
Electronics and Software
Advanced Packaging and RF Design
Photonic and Electronic Semiconductor Chip Design and Fabrication
LiDAR Modules
OSFP 400G ZR/ZR+
QSFP-DD 400G ZR/ZR+
Coherent Transceiver Modules
Line Cards and Grayboxes
WSS Modules
Amplifier Modules
Laser Systems
Laser Engines
3D Sensing Illuminator Modules
Nano-ITLA
Integrated Coherent Sub-Assemblies
TOSAs
Telecom Pump Lasers
Industrial Pump Lasers
VCSEL Arrays
3DS EEL
VCSEL
EML
DML
DFB for SiPho
Driver for SiPho
Drivers and TIAs
InP PIC
Silicon Photonic PIC
Coherent Modulators, Lasers, & Receiver PICs
PLC
LCoS
Telecom Pump
Industrial Diode Lasers

LUMENTUM | NeoPhotonics
© 2021 Lumentum Operations LLC
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Transaction overview Transaction terms $16.00 in cash per share of NeoPhotonics common stock Approximately $918 million equity value $50 million in term loans to NeoPhotonics for growth capex and working capital Sources of financing Cash from combined company’s balance sheet Projected synergies & accretion More than $50 million in annual run-rate cost synergies within 24 months of closing More than 60% of synergies in Cost of Goods Sold Immediately accretive to non-GAAP EPS Approvals & expected closing Approval by NeoPhotonics stockholders Regulatory approvals and other customary closing conditions Expected to close second half of calendar 2022

Combination creates benefits for stakeholders Customers Best-in-class capabilities with expanded technology and product portfolio Financial strength with intention to invest strongly in innovation and manufacturing capacity Combined global R&D innovation engine focused on accelerating customer roadmaps and fundamental technology innovation Customer-centric culture with track record of operational excellence Employees Strong cultural alignment, with a focus on engineering, innovation, and customer experience Broader market scope, larger global footprint, and increased scale New and exciting opportunities for career growth, including in new roles and in new markets Investors High exposure to long-term growth trends Best-in-class financial model with strong operating leverage Solid balance sheet and strong cash flows Financial flexibility to continue to invest in growth initiatives and expanding addressable markets

Thank you